QUAKER® INVESTMENT TRUST

Supplement dated April 21, 2009
to the Prospectus Dated October 28, 2008 for the
QUAKER SMALL-CAP GROWTH TACTICAL ALLOCATION FUND (THE “FUND”)

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

On April 17, 2009, the Board of Trustees (the “Board”) of Quaker Investment Trust (the “Trust”) approved the termination of Bjurman, Barry & Associates (“Bjurman”) as investment sub-adviser to the Fund and the hiring of Century Management (“Century”) as interim investment sub-adviser to the Fund, each effective as of April 20, 2009.

Pursuant to an exemptive order granted to Quaker Funds, Inc. (the “Adviser”) and the Trust by the Securities and Exchange Commission (the “SEC”), the Adviser is permitted to enter into new subadvisory agreements with sub-advisers that are not otherwise affiliated with the Adviser or the Trust without shareholder approval, if approved by the Board.  Shareholder approval of the subadvisory agreement will not be sought because Century is not an affiliate of the Adviser or the Trust.

Under the interim subadvisory agreement, the annualized fee rate payable to Century for its subadvisory services is identical to the fee rate paid under the previous subadvisory agreement with Bjurman, and Century’s services to the Fund will be the same.

Effective April 20, 2009, information pertaining to Bjurman, Barry & Associates and its management of the Fund is deleted from the Prospectus.

Effective April 20, 2009, the following is added to the section entitled, “Management of the Fund” on page 15 of the Prospectus:

Century Management, Inc. (“Century”), located at 805 Las Cimas Parkway, Suite 430, Austin, Texas  78746, serves as the interim sub-adviser to Quaker Small-Cap Growth Tactical Allocation Fund.  Founded in 1974, Century is registered as an investment adviser with the SEC under the Advisers Act, and specializes in value investing.  As of March 31, 2009, the firm had approximately $1.9 billion of assets under management.

Stephen W. Shipman is primarily responsible for the day-to-day management of the Fund.

Stephen W. Shipman, CFA— Mr. Shipman joined Century in 2009 as Portfolio Manager.  Prior to joining Century, from 1997-2009, Mr. Shipman served as Executive Vice President and Director of Research of Bjurman, Barry & Associates.

QKPSCM 042009